Exhibit 10.4

                   FORM OF NONSTATUTORY STOCK OPTION AGREEMENT
                          FOR EMPLOYEES AND CONSULTANTS


     AGREEMENT made effective as of the _____ day of __________, 20___, between NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (the "Company"), and _______________ ("Optionee").

     To carry out the purposes of the NATURAL GAS SERVICES GROUP, INC., 1998 STOCK OPTION PLAN, as amended (the "Plan"), by affording Optionee the opportunity to purchase shares of common stock of the Company and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Optionee hereby agree as follows:

     1. Grant of Option. Subject to and upon the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement, the Company hereby irrevocably grants to Optionee a nonstatutory stock option ("Option") to purchase all or any part of an aggregate of _________ shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), which shares are referred to as the "Stock". This Option is not intended to constitute an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Exercise Price. The purchase price ("Exercise Price") for Stock purchased pursuant to this Option is $_____ per share of Stock, which shall be paid in full at the time of exercise. The Exercise Price shall be paid in cash at the time of exercise, except that the Company's Board of Directors or the Committee of the Board of Directors administering the Plan ("Committee") may, in its sole discretion, permit payment to be made with Common Stock owned by the Optionee. Optionee shall have no rights with respect to dividends or have any other rights as a shareholder with respect to the Stock subject to this Option until Optionee has given written notice of the exercise of the Option and has paid for such Stock in full.

     3. Exercise Period. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of ____________________, at any time and from time to time after the expiration of [_____ year(s)][_____ month(s)] from the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full [years] [months] from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                                 Percentage of
                                                  Shares That
          Number of Full [Years][Months]       May be Purchased
         --------------------------------     ------------------

          Less than      1 year
                         1 year
                         2 years
                         3 years
                         4 years or more

     4. Number of Shares. This Option shall be exercised only for _____ shares of Stock or a multiple thereof or for the full number of shares of Stock for which the Option is then exercisable.

     5. Nontransferability of Option. This Option may not be transferred by Optionee otherwise than by will or the laws of descent and distribution and may be exercised only by Optionee during Optionee's lifetime and while Optionee remains an employee of the Company, except that:

     a. Termination of Status as an Employee. If Optionee ceases to serve as an employee of the Company, he may, but only within _____ months after the date he ceases to be an employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, this Option shall terminate.

     b. Disability of Optionee. Notwithstanding the provisions of Section 5(a) above, if Optionee is unable to continue his employment with the Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within ______ months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     c. Death of Optionee. In the event of the death of the Optionee:

     (i) During the term of the Option if the Optionee was at the time of his death an employee and had been in Continuous Status (as defined in the Plan) as an employee or consultant since the date of grant of the Option, the Option may be exercised, at any time within ______ months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise would have accrued had the Optionee continued living and remained in Continuous Status as an employee ______ months after the date of death; or


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

     (ii) Within ______ months after the termination of Continuous Status as an employee, the Option may be exercised, at any time within ______ months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise had accrued at the date of termination.

     6. Manner of Exercise. Subject to the terms and conditions contained herein and in the Plan, this Option may be exercised in whole or in part at any time and from time to time after the applicable first exercise date and prior to the Expiration Date by the delivery of written notice to any officer or director of the Company other than Optionee, together with full payment for the Stock purchased. The notice (i) shall state the election to exercise this Option, (ii) shall state the number of shares of Stock in respect to which the Option is being exercised, (iii) shall state Optionee's address, (iv) shall state Optionee's social security number, (v) shall contain such representations and agreements concerning Optionee's investment intent with respect to such Stock as shall be satisfactory to the Company, (vi) if required by the Company, shall state that the Certificate evidencing the Stock may be stamped with a restrictive legend and the Stock evidenced by such Certificate will constitute "restricted securities" as defined in and subject to Rule 144 promulgated under the Securities Act of 1933, and (vii) shall be signed by Optionee. As a further condition to the exercise of this Option, the Company may require Optionee to make any additional representations and warranties to the Company as may be required by any applicable law or regulation.

     7. Amendment and Administration. The Committee shall have the authority, consistent with the Plan, to interpret the Plan and this Option, to adopt, amend and rescind rules and regulations for the administration of the Plan and this Option, and generally to conduct and administer the Plan and to make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be final and conclusive for all purposes and binding upon Optionee.

     8. Miscellaneous. This Option shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon and all rights granted to the Optionee and all rights reserved by the Company under this Option shall be binding upon and inure to the benefit of Optionee, Optionee's heirs, personal representatives, administrators and successors. Unless the context requires otherwise, words denoting the singular may be construed as denoting the plural, and words of the plural may be construed as denoting the singular and words of one gender may be construed as denoting such other gender as is appropriate.

     9. Withholding of Tax. To the extent that the exercise of this Option results in compensation income to the Optionee for federal or state income tax purposes, Optionee shall deliver to the Company at the time of such exercise such amount of money or shares of Common Stock as the Company may require to meet its obligations under applicable tax laws or regulation, and, if Optionee fails to do so, the Company is authorized to withhold from any cash of stock remuneration then or thereafter payable to Optionee any tax required to be


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

withheld as a result of such compensation income. The Company is further authorized in its discretion to satisfy such withholding requirement out of any cash or Stock distributable to Optionee upon such exercise.

     10. Status of Stock. Optionee understands and agrees that if the shares of Stock acquirable upon the exercise of this Option have not been registered for issue under the Securities Act of 1933, as amended (the "Act"), the Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Act. In the event exemption from registration under the Act is available upon an exercise of this Option, Optionee (or the person permitted to exercise this Option in the event of Optionee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

     Optionee agrees that the shares of Stock which Optionee may acquire by exercising this Option shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Optionee also agrees that the shares of Stock which Optionee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

     In addition, Optionee agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

     11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado.


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

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Agreement, all as of the day and year first above written.


                                                NATURAL GAS SERVICES GROUP, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------


AGREED TO BY OPTIONEE:



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